Vessels, net (Predecessor)	12 Months Ended
Dec. 31, 2024
Robin Energy Ltd. Predecessor [Member]
Vessels, net [Abstract]
Vessels, net
5.	Vessels, net:
(a)   Vessels, net:

The amounts in the accompanying combined carve-out balance sheets are analyzed as follows:

	Vessel Cost	Accumulated depreciation	Net Book Value
Balance December 31, 2022	$17,289,465	$(1,640,906)	$15,648,559
Capitalized vessel improvements	803,959	—	803,959
Vessel disposal	(9,215,299)	1,143,042	(8,072,257)
Depreciation	—	(963,369)	(963,369)
Balance December 31, 2023	$8,878,125	$(1,461,233)	$7,416,892
Capitalized vessel improvements	34,714	—	34,714
Depreciation	—	(575,703)	(575,703)
Balance December 31, 2024	$8,912,839	$(2,036,936)	$6,875,903

(b)   Other Capital Expenditures:

During the year ended December 31, 2023, the M/T Wonder Formosa was equipped with a ballast water treatment system (“BWTS”).

(c)   Vessel Disposal:

On September 1, 2023, the Company entered into an agreement with an unaffiliated third party for the sale of the M/T Wonder Formosa for a gross sale price of $18.0 million. The vessel was delivered to its new owners on November 16, 2023. In connection with this sale, the Company recognized a net gain of $8.2 million during the fourth quarter of 2023 which is presented in ‘Gain on sale of vessel’ in the accompanying combined carve-out statements of comprehensive income. The respective sale took place due to a favorable offer.

The Company reviewed its vessel for impairment and was not found to have an indication of impairment as the fair value was in excess of carrying value at December 31, 2023 and 2024.